Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2014 Charles R. Cox, Chief Executive Officer Joseph E. Milliron, President & COO Robert S. Muff, Chief Financial Officer

Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the Company’s Form 10-K as of December 31, 2013 filed with the Securities and Exchange Commission. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this presentation will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements. 2

Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2014 Financial Review  Robert S. Muff, Chief Financial Officer 3

Condensed Consolidated Income Statements (Amounts in 000s except percentages and per share amounts) (Unaudited) 4 For the Three Months Ended For the Six Months Ended June 30, June 30, 2014 2013 Change 2014 2013 Change Revenues $ 146,242 $ 108,376 $ 37,866 $ 271,183 $ 197,414 $ 73,769 Operating costs 109,172 71,697 37,475 203,874 134,428 69,446 Depreciation and amortization expense 2,988 2,679 309 5,977 5,508 469 Selling, general and administrative expense 25,778 22,376 3,402 50,510 41,776 8,734 Operating income 8,304 11,624 (3,320) 10,822 15,702 (4,880) Interest and other income (expense), net (884) (459) (425) (1,498) (408) (1,090) Income before income taxes 7,420 11,165 (3,745) 9,324 15,294 (5,970) Income tax expense (2,913) (4,404) 1,491 (3,801) (5,969) 2,168 Net income $ 4,507 $ 6,761 $ (2,254) $ 5,523 $ 9,325 $ (3,802) Diluted earnings per share $ 0.12 $ 0.18 $ (0.06) $ 0.15 $ 0.25 $ (0.10) Weighted-average number of common and common equivalent shares used in computing earnings per common share: Basic 37,617 37,402 37,593 37,372 Diluted 37,836 37,552 37,832 37,521

Consolidating Income Statements (Amounts in 000s except percentages) (Unaudited) 5 For the Three Months Ended For the Three Months Ended June 30, 2014 June 30, 2013 Technical Services Engineering & Project Solutions Corporate¹ Total Technical Services Engineering & Project Solutions Corporate¹ Total Revenues $ 106,289 $ 39,953 $ – $ 146,242 $ 103,914 $ 4,462 $ – $ 108,376 Operating costs 71,817 37,355 – 109,172 67,493 4,204 – 71,697 % of revenues 67.6% 93.5% 74.7% 65.0% 94.2% 66.2% Depreciation and amortization expense 2,340 475 173 2,988 2,365 150 164 2,679 % of revenues 2.2% 1.2% 2.0% 2.3% 3.4% 2.5% Selling, general and administrative expense 17,848 2,713 5,217 25,778 16,363 117 5,896 22,376 % of revenues 16.8% 6.8% 17.6% 15.7% 2.6% 20.6% Operating income (loss) 14,284 (590) (5,390) 8,304 17,693 (9) (6,060) 11,624 % of revenues 13.4% -1.5% 5.7% 17.0% -0.2% 10.7% Interest and other income (expense), net (884) (459) Income before income taxes 7,420 11,165 Income tax expense (2,913) (4,404) Net income $ 4,507 $ 6,761 ¹ Corporate represents certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

FURMANITE

Consolidating Income Statements

(Amounts in 000s except percentages) (Unaudited)

	For the Six Months Ended June 30, 2014				For the Six Months Ended June 30, 2013			
	Technical Services	Engineering & Project Solutions	Corporate[1]	Total	Technical Services	Engineering & Project Solutions	Corporate[1]	Total
Revenues	$ 194,039	$ 77,144	$ –	$ 271,183	$ 187,707	$ 9,707	$ –	$ 197,414
Operating costs	131,916	71,958	–	203,874	125,377	9,051	–	134,428
% of revenues	*68.0%*	*93.3%*		*75.2%*	*66.8%*	*93.2%*		*68.1%*
Depreciation and amortization expense	4,723	964	290	5,977	4,860	300	348	5,508
% of revenues	*2.4%*	*1.2%*		*2.2%*	*2.6%*	*3.1%*		*2.8%*
Selling, general and administrative expense[2]	35,451	5,569	9,490	50,510	31,134	322	10,320	41,776
% of revenues	*18.3%*	*7.2%*		*18.6%*	*16.6%*	*3.3%*		*21.2%*
Operating income (loss)	21,949	(1,347)	(9,780)	10,822	26,336	34	(10,668)	15,702
% of revenues	*11.3%*	*-1.7%*		*4.0%*	*14.0%*	*0.4%*		*7.9%*
Interest and other income (expense), net				(1,498)				(408)
Income before income taxes				9,324				15,294
Income tax expense				(3,801)				(5,969)
Net income				$ 5,523				$ 9,325

[1] Corporate represents certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

[2] The Engineering & Project Solutions segment includes approximately $0.2 million of costs associated with the integration of the Furmanite Technical Solutions division for six months ended June 30, 2014.

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Revenues Adjusted for Currency Rates 2014 amounts at 2013 exchange rates (Amounts in 000s except percentages) (Unaudited) 7 For the Three Months Ended June 30, 2014 2013 Change % Change Technical Services revenues Americas $ 63,327 $ 69,885 $ (6,558) -9% EMEA 30,219 24,694 5,525 22% Asia-Pacific 12,743 9,335 3,408 37% Total Technical Services revenues 106,289 103,914 2,375 2% Engineering & Project Solutions revenues 39,953 4,462 35,491 Total revenues $ 146,242 $ 108,376 $ 37,866 35% Currency adjusted revenues: Americas $ 63,384 $ 69,885 $ (6,501) -9% EMEA 28,298 24,694 3,604 15% Asia-Pacific 13,263 9,335 3,928 42% Total currency adjusted Technical Services revenues 104,945 103,914 1,031 1% Engineering & Project Solutions revenues 39,953 4,462 35,491 Total currency adjusted revenues $ 144,898 $ 108,376 $ 36,522 34%

Revenues Adjusted for Currency Rates 2014 amounts at 2013 exchange rates (Amounts in 000s except percentages) (Unaudited) 8 For the Six Months Ended June 30, 2014 2013 Change % Change Technical Services revenues Americas $ 116,173 $ 125,400 $ (9,227) -7% EMEA 57,443 44,999 12,444 28% Asia-Pacific 20,423 17,308 3,115 18% Total Technical Services revenues 194,039 187,707 6,332 3% Engineering & Project Solutions revenues 77,144 9,707 67,437 Total revenues $ 271,183 $ 197,414 $ 73,769 37% Currency adjusted revenues: Americas $ 116,346 $ 125,400 $ (9,054) -7% EMEA 54,474 44,999 9,475 21% Asia-Pacific 21,783 17,308 4,475 26% Total currency adjusted Technical Services revenues 192,603 187,707 4,896 3% Engineering & Project Solutions revenues 77,144 9,707 67,437 Total currency adjusted revenues $ 269,747 $ 197,414 $ 72,333 37%

Condensed Consolidated Balance Sheets (Amounts in 000s) 9 Unaudited June 30, December 31, 2014 2013 Cash $ 37,777 $ 33,240 Trade receivables, net 116,727 106,853 Inventories 37,640 35,443 Other current assets 19,515 21,159 Total current assets 211,659 196,695 Property and equipment, net 54,335 55,347 Other assets 31,494 33,125 Total assets $ 297,488 $ 285,167 Total current liabilities $ 68,493 $ 62,523 Total long-term debt 62,728 63,196 Other liabilities 25,326 25,952 Total stockholders' equity 140,941 133,496 Total liabilities and stockholders' equity $ 297,488 $ 285,167

Condensed Consolidated Statements of Cash Flows (Amounts in 000s) (Unaudited) 10 For the Six Months Ended June 30, 2014 2013 Net income $ 5,523 $ 9,325 Depreciation, amortization and other non-cash items 6,202 10,381 Working capital changes (2,899) (17,206) Net cash provided by operating activities 8,826 2,500 Capital expenditures (3,477) (6,818) Acquisition of businesses – (905) Payments on debt (912) (2,227) Other, net (179) 123 Effect of exchange rate changes on cash 279 (1,170) Increase (decrease) in cash and cash equivalents 4,537 (8,497) Cash and cash equivalents at beginning of period 33,240 33,185 Cash and cash equivalents at end of period $ 37,777 $ 24,688

Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2014 Operations Review  Joseph E. Milliron, President and Chief Operating Officer 11

The Americas¹ EMEA APAC ¹ Included in the Americas is Engineering & Project Solutions •2,017 technicians & engineers •71% of YTD revenues •45 locations •421 technicians & engineers •21% of YTD revenues •24 locations •144 technicians & engineers •8% of YTD revenues •16 locations •1,088 technicians & engineers •28% of YTD revenues •5 locations As of June 30, 2014 12

13 Geographic Data – On-line Technical Services Revenues (Amounts in 000’s) (Unaudited) Total Americas EMEA APAC On-line Services 2nd Qtr. 2014 $ 37,238 $ 23,286 $ 10,894 $ 3,058 On-line Services 2nd Qtr. 2013 38,212 23,830 11,115 3,267 Variance $ (974) $ (544) $ (221) $ (209) On-line Services YTD 2014 $ 71,615 $ 42,274 $ 23,799 $ 5,542 On-line Services YTD 2013 69,565 42,971 19,798 6,796 Variance $ 2,050 $ (697) $ 4,001 $ (1,254)

Geographic Data – Off-line Technical Services Revenues (Amounts in 000’s) (Unaudited) 14 Total Americas EMEA APAC Off-line Services 2nd Qtr. 2014 $ 54,506 $ 32,111 $ 13,221 $ 9,174 Off-line Services 2nd Qtr. 2013 53,889 38,638 9,579 5,672 Variance $ 617 $ (6,527) $ 3,642 $ 3,502 Off-line Services YTD 2014 $ 98,035 $ 59,800 $ 24,442 $ 13,793 Off-line Services YTD 2013 94,220 67,259 17,324 9,637 Variance $ 3,815 $ (7,459) $ 7,118 $ 4,156

Geographic Data – Engineering & Project Solutions Revenues (Amounts in 000’s) (Unaudited) 15 Total ¹ Engineering & Project Solutions 2nd Qtr. 2014 $ 39,953 Engineering & Project Solutions 2nd Qtr. 2013 4,462 Variance $ 35,491 Engineering & Project Solutions YTD 2014 $ 77,144 Engineering & Project Solutions YTD 2013 9,707 Variance $ 67,437 ¹ Substantially all of the operations of the Engineering & Project Solutions segment are conducted in the Americas

Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2014  Charles R. Cox, Chief Executive Officer Closing Comments 16

Furmanite Corporation Review of 2Q 2014 July 31, 2014 www.furmanite.com 17